Exhibit 10.11


RECORDATION REQUESTED BY:
  SouthTrust Bank
  Administration-Biloxi
  854 Howard Avenue
  Biloxi, MS 35930

WHEN RECORDED MAIL TO:
  SouthTrust Bank
  RLPC South AL A-048-CB-0220
  P. 0. Box 230517
  Montgomery, AL 36123-0517

SEND TAX NOTICES TO:


                                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
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This Hazardous Substances Agreement prepared by:
                                                  Glenn Nash
                                                  SouthTrust Bank
                                                  854 Howard Avenue
                                                  Biloxi, MS 35930
                                                  (228) 436-8671

NOTE TO CHANCERY CLERK: The Land affected by the instrument is located in the following sections, townships, and ranges, and the following quarter-quarter sections, governmental lots or other applicable subdivisions of each section:
555 Bayview Avenue, Biloxi, MS.
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            HAZARDOUS SUBSTANCES CERTIFICATE AND INDEMNITY AGREEMENT

THIS HAZARDOUS SUBSTANCES AGREEMENT dated November 14, 2002, is made and executed among CUSTOM PACK INC, 555 BAYVIEW AVE, BILOXI, MS 39530 (sometimes referred to below as "Borrower" and sometimes as "Indemnitor"}; and SouthTrust Bank, Administration-Biloxi, 854 Howard Avenue, Biloxi, MS 35930 (referred to below as "Lender"). For good and valuable consideration and to induce Lender to make a Loan to Borrower, each party executing this Agreement hereby represents and agrees with Lender as follows:

PROPERTY DESCRIPTION. The word "Property" as used in this Agreement means the following Real Property located in ____________________ County, State of
Mississippi:

     See the exhibit or other description document which is attached to this Agreement and made a part of this Agreement as if fully set forth herein.

The Real Property or its address is commonly known as 555 Bayview Ave., Biloxi, MS 39530.

REPRESENTATIONS. The following representations are made to Lender, subject to disclosures made and accepted by Lender in writing:

Use of Property. After due inquiry and investigation, Indemnitor has no knowledge, or reason to believe, that there has been any use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release, or threatened release of any Hazardous Substance by any person on, under, or about the Property.

Hazardous Substances. After due inquiry and investigation, Indemnitor has no knowledge, or reason to believe, that the Collateral, whenever and whether owned by previous Occupants, has ever contained asbestos, PCB or other Hazardous Substances, whether used in construction or stored on the Collateral.

No Notices. Indemnitor has received no summons, citation, directive, letter or other communication, written or oral, from any agency or department of any county or state or the U.S. Government concerning any intentional or unintentional action or omission on, under, or about the Property which has resulted in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances into any waters or onto any lands or where damage may have resulted to the lands, waters, fish, shellfish, wildlife, biota, air or other natural resources.

AFFIRMATIVE COVENANTS. Subject to disclosures made and accepted by Lender in writing, Indemnitor covenants with Lender as follows:

     Use of Property. Indemnitor will not use and does not intend to use the Property to generate, manufacture, refine, transport, treat, store, handle or dispose of any Hazardous Substances.

     Compliance with Environmental Laws. Indemnitor shall cause the Collateral and the operations conducted on it to comply with any and all Environmental Laws and orders of any governmental authorities having jurisdiction under any Environmental Laws and shall obtain, keep in effect and comply with all governmental permits and authorizations required by Environmental Laws with respect to such Collateral or operations. Indemnitor shall furnish Lender with copies of all such permits and authorizations and any amendments or renewals of them and shall notify Lender of any expiration or revocation of such permits or authorizations.

     Preventive, Investigatory and Remedial Action. Indemnitor shall exercise extreme care in handling Hazardous Substances if Indemnitor uses or encounters any. Indemnitor, at Indemnitor's expense, shall undertake any and all preventive, investigatory or remedial action (including emergency response, removal, containment and other remedial action) (a) required by any applicable Environmental Laws or orders by any governmental authority having jurisdiction under Environmental Laws, or (b) necessary to prevent or minimize property damage (including damage to Occupant's own property), personal injury or damage to the environment, or the threat of any such damage or injury, by releases of or exposure to Hazardous Substances in connection with the Property or operations of any Occupant on the Property. In the event Indemnitor fails to perform any of Indemnitor's obligations under this section of the Agreement, Lender may (but shall not be required to) perform such obligations at Indemnitor's expense. All such costs and expenses incurred by Lender under this section and otherwise under this Agreement shall be reimbursed by Indemnitor to Lender upon demand with interest at the Loan default rate, or in the absence of a default rate, at the Loan interest rate. Lender and Indemnitor intend that Lender shall have full recourse to Indemnitor for any sum at any time due to Lender under this Agreement. In performing any such obligations of Indemnitor, Lender shall at all times be deemed to be the agent of Indemnitor and shall not by reason of such performance be deemed to be assuming any responsibility of Indemnitor under any Environmental Law or to any third party. Indemnitor hereby irrevocably appoints Lender as Indemnitor's attorney-in-fact with full power to perform such of Indemnitor's obligations under this section of the Agreement as Lender deems necessary and appropriate.

     Notices. Indemnitor shall immediately notify Lender upon becoming aware of any of the following:

          (1) Any spill, release or disposal of a Hazardous Substance on any of the Property, or in connection with any of its operations if such spill, release or disposal must be reported to any governmental authority under applicable Environmental Laws.

          (2) Any contamination, or imminent threat of contamination, of the Property by Hazardous Substances, or any violation of

                         HAZARDOUS SUBSTANCES AGREEMENT
Loan No: 0000274076              (Continued)                              Page 2
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          Environmental Laws in connection with the Property or the operations conducted on the Property.
          (3) Any order, notice of violation, fine or penalty or other similar action by any governmental authority relating to Hazardous Substances or Environmental Laws and the Property or the operations conducted on the Property.
          (4) Any judicial or administrative investigation or proceeding relating to Hazardous Substances or Environmental Laws and to the Property or the operations conducted on the Property.
          (5) Any matters relating to Hazardous Substances or Environmental Laws that would give a reasonably prudent Lender cause to be concerned that the value of Lender's security interest in the Property may be reduced or threatened or that may impair, or threaten to impair, Indemnitor's ability to perform any of its obligations under this Agreement when such performance is due.

     Access to Records. Indemnitor shall deliver to Lender, at Lender's request, copies of any and all documents in Indemnitor's possession or to which it has access relating to Hazardous Substances or Environmental Laws and the Property and the operations conducted on the Property, including without limitation results of laboratory analyses, site assessments or studies, environmental audit reports and other consultants' studies and reports.

     Inspections. Lender reserves the right to inspect and investigate the Property and operations on it at any time and from time to time, and Indemnitor shall cooperate fully with Lender in such inspection and investigations. If Lender at any time has reason to believe that Indemnitor or any Occupants of the Property are not complying with all applicable Environmental Laws or with the requirements of this Agreement or that a material spill, release or disposal of Hazardous Substances has occurred on or under the Property, Lender may require Indemnitor to furnish Lender at Indemnitor's expense an environmental audit or a site assessment with respect to the matters of concern to Lender. Such audit or assessment shall be performed by a qualified consultant approved by Lender. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to any Indemnitor or to any other person.

INDEMNITOR'S WAIVER AND INDEMNIFICATION. Indemnitor hereby indemnifies and holds harmless Lender and Lender's officers, directors, employees and agents, and Lender's successors and assigns and their officers, directors, employees and agents against any and all claims, demands, losses, liabilities, costs and expenses (including without limitation attorneys' fees at trial and on any appeal or petition for review) incurred by such person (a) arising out of or relating to any investigatory or remedial action involving the Property, the operations conducted on the Property or any other operations of Indemnitor or any Occupant and required by Environmental Laws or by orders of any governmental authority having jurisdiction under any Environmental Laws, or (b) on account of injury to any person whatsoever or damage to any property arising out of, in connection with, or in any way relating to (i) the breach of any covenant contained in this Agreement, (ii) the violation of any Environmental Laws, (iii) the use, treatment, storage, generation, manufacture, transport, release, spill disposal or other handling of Hazardous Substances on the Property, (iv) the contamination of any of the Property by Hazardous Substances by any means whatsoever (including without limitation any presently existing contamination of the Property), or (v) any costs incurred by Lender pursuant to this Agreement. In addition to this indemnity, Indemnitor hereby releases and waives all present and future claims against Lender for indemnity or contribution in the event Indemnitor becomes liable for cleanup or other costs under any Environmental Laws.

PAYMENT: FULL RECOURSE TO INDEMNITOR. Indemnitor intends that Lender shall have full recourse to Indemnitor for Indemnitor's obligations under this Agreement as they become due to Lender. Such liabilities, losses, claims, damages and expenses shall be reimbursable to Lender as Lender's obligations to make payments with respect thereto are incurred, without any requirement of waiting for the ultimate outcome of any litigation, claim or other proceeding, and Indemnitor shall pay such liability, losses, claims, damages and expenses to Lender as so incurred within thirty (30) days after written notice from Lender. Lender's notice shall contain a brief itemization of the amounts incurred to the date of such notice. In addition to any remedy available for failure to pay periodically such amounts, such amounts shall thereafter bear interest at the Loan default rate, or in the absence of a default rate, at the Loan interest rate.

SURVIVAL. The covenants contained in this Agreement shall survive (A) the repayment of the Indebtedness, (B) any foreclosure, whether judicial or nonjudicial, of the Property, and (C) any delivery of a deed in lieu of foreclosure to Lender or any successor of Lender. The covenants contained in this Agreement shall be for the benefit of Lender and any successor to Lender, as holder of any security interest in the Property or the indebtedness secured thereby, or as owner of the Property following foreclosure or the delivery of a deed in lieu of foreclosure.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Agreement, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Indemnitor also will pay any court costs, in addition to all other sums provided by law.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Mississippi. This Agreement has been accepted by Lender in the State of Mississippi.

     Joint and Several Liability. All obligations of Indemnitor under this Agreement shall be joint and several, and all references to Indemnitor shall mean each and every Indemnitor. This means that each Indemnitor signing below is responsible for all obligations in this Agreement.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Indemnitor, shall constitute a waiver of any of Lender's rights or of any of Indemnitor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender. Indemnitor hereby waives notice of acceptance of this Agreement by Lender.

     Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Indemnitor agrees to keep Lender informed at all times of Indemnitor's current address. Unless otherwise provided or required by law, if there is more than one Indemnitor, any notice given by Lender to any Indemnitor is deemed to be notice given to all Indemnitors.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

                         HAZARDOUS SUBSTANCES AGREEMENT
Loan No: 0000274076               (Continued)                             Page 3
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     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Indemnitor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Indemnitor, Lender, without notice to Indemnitor, may deal with Indemnitor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing
     Indemnitor from the obligations of this Agreement or liability under the Indebtedness.

     Time is of the Essence. Time is of the essence in the performance of this Agreement.

     Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party. (Initial Here ______)

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Agreement. The word "Agreement" means this Hazardous Substances Agreement, as this Hazardous Substances Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Hazardous Substances Agreement from time to time.

     Collateral. The word "Collateral" means all of Indemnitor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Indemnitor's obligations or expenses incurred by Lender to enforce Indemnitor's obligations under this Agreement, together with interest on such amounts as provided in this Agreement.

     Lender. The word "Lender" means SouthTrust Bank, its successors and assigns.

     Occupant. The word "Occupant" means individually and collectively all persons or entities occupying or utilizing the Collateral, whether as owner, tenant, operator or other occupant. Property. The word "Property" means all of Indemnitor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

     Real Property. The words "Real Property" mean the real property, interests and rights, as further described in this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, AND EACH AGREES TO ITS TERMS. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS AGREEMENT EFFECTIVE. THIS AGREEMENT IS DATED NOVEMBER 14, 2002.

BORROWER:


CUSTOM PACK INC


By: /s/ Brent Gutierrez, President
    ----------------------------------------------
    Brent Gutierrez, President of CUSTOM PACK INC


LENDER:


    ----------------------------------------------
    Authorized Signer

                         HAZARDOUS SUBSTANCES AGREEMENT
Loan No: 0000274076               (Continued)                             Page 4
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                            CORPORATE ACKNOWLEDGMENT


STATE OF MISSISSIPPI             )
                                 )SS
COUNTY OF HARRISON               )

Personally appeared before me, the undersigned authority in and for the said County and State, on this 14th day of November, 2002 within my jurisdiction, the within named Brent Gutierrez, President of CUSTOM PACK INC, a corporation, and acknowledged that for and on behalf of the said corporation, and as its act and deed, he or she signed, mentioned on the day and year therein mentioned after first having executed and delivered the above and foregoing Agreement for the purposes mentioned on the day and year therein mentioned after first having been duly authorized by said corporation so to do.



/s/ Arlene J. McLaurin
---------------------------
NOTARY PUBLIC


       My Commission Expires:
NOTARY PUBLIC STATE OF MISSISSIPPI AT LARGE
MY COMMISSION EXPIRES: Jul 31, 2005
BONDED THRU NOTARY PUBLIC UNDERWRITERS

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                              LENDER ACKNOWLEDGMENT


STATE OF MISSISSIPPI             )
                                 )SS
COUNTY OF HARRISON               )


Personally appeared before me, the undersigned authority in and for the said County and State, on this 19th day of NOVEMBER, 2002, within my jurisdiction, the within named ______________________________________________________________
a _________________ corporation, and acknowledged that for and on behalf of the said corporation, and as its act and deed, he or she signed, executed and delivered the above and foregoing Agreement for the purposes mentioned on the day and year therein mentioned after first having been duly authorized by said corporation so to do.



/s/ Michael R. Cooper
----------------------------------
NOTARY PUBLIC

My Commission Expires:
My Commission Expires March 16, 2003